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                                                                 Exhibit 10.2


                  AMENDMENT NO. 1 TO THE REGISTRATION AGREEMENT


         This Amendment No. 1 to the Registration Rights Agreement (as defined herein) (this "AMENDMENT") is made and entered into as of May 25, 2001, among SatCon Technology Corporation, a Delaware corporation (the "COMPANY"), and the parties who have executed this Amendment and whose names appear on Schedule I hereto.

         WHEREAS, on August 25, 1999 each of the Company, Brown Simpson Strategic Growth Fund, L.P. ("Brown Simpson L.P.") and Brown Simpson Strategic Growth Fund, Ltd. ("Brown Simpson Ltd.") entered into a registration rights agreement (the "Registration Rights Agreement").

         WHEREAS, the Company has approved the issuance of a warrant (the "New Warrant") to Brown Simpson Partners I, Ltd.("Brown Simpson Partners"), exercisable into 438,750 shares of common stock, par value $0.01 per share, of the Company.

         WHEREAS, in connection with the issuance of the New Warrant, each of the Company, Brown Simpson Ltd. and Brown Simpson L.P. have agreed to this Amendment and to make Brown Simpson Partners a party to the Registration Rights Agreement.

         NOW THEREFORE, in consideration of these premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:


1. The definition of Registrable Securities as set forth in Section 1 of the Registration Rights Agreement shall be amended and restated as follows:

         "REGISTRABLE SECURITIES" means the shares of Common Stock issued or issuable upon (i) conversion of or with respect to the Securities, (ii) payment of interest or any other payments in respect of the Securities, (iii) exercise of the Warrants, (iv) exercise of the New Warrant and (v) any shares of the Company's capital stock issued with respect to (i), (ii), (iii) or (iv) as a result of any stock split, stock dividend, recapitalization, exchange or similar event or otherwise; provided, that Registrable Securities shall not include any such shares that are eligible for sale under Rule 144(k).

2. Section 1 of the Registration Rights Agreement shall be supplemented to include the following additional definitions:

         "NEW WARRANT" means the warrant issued to Brown Simpson Partners I, Ltd. on May 25, 2001.

         "WARRANT SHARES" means the shares of Common Stock issuable upon exercise of the New Warrant.


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3. The provisions of Section 2 of the Registration Rights Agreement shall apply to all Registrable Securities other than the Warrant Shares. In lieu of Section 2, the following provisions shall apply only to the Warrant Shares:

         (a) FILING AND EFFECTIVENESS OBLIGATIONS. On or prior to the June 29, 2001, the Company shall prepare and file with the Commission a Registration Statement (the "INITIAL REGISTRATION STATEMENT") which shall cover all Warrant Shares, without regard to any limitation on the holders ability to exercise the New Warrant, for an offering to be made on a continuous basis pursuant to a "Shelf" registration statement under Rule 415. The Initial Registration Statement shall be on Form S-3 or any successor form (except if the Company is not then eligible to register for resale the Registrable Securities on Form S-3, in which case such registration shall be on another appropriate form in accordance herewith, subject to the reasonable consent of Brown Simpson Partners). The Company shall use commercially reasonable efforts to cause the Initial Registration Statement to be declared effective under the Securities Act on or prior to August 29, 2001, and, except as provided herein, to keep such Initial Registration Statement continuously effective under the Securities Act until the date which is two years after the date that such Initial Registration Statement is declared effective by the Commission or such earlier date when all Warrant Shares covered by such Initial Registration Statement have been sold or may be sold without volume restrictions pursuant to Rule 144 as determined by counsel to the Company pursuant to a written opinion letter, addressed to the Holders and the Company's transfer agent to such effect. If at any time the number of shares of Common Stock issuable upon exercise of the Warrant Shares is adjusted, pursuant to the terms of the New Warrant, and more shares are issuable then remain available for sale pursuant to the Initial Registration Statement, which shares are not registered under the Initial Registration Statement, the Company shall immediately, but in no more than five (5) Business Days, file a Registration Statement sufficient to register such additional shares of Common Stock.

         (b) FORM S-3 ELIGIBILITY. The Company represents and warrants that it currently meets the registrant eligibility and transaction requirements for the use of Form S-3 (for primary and secondary offerings) for the registration of the sale of the New Warrant Shares by Brown Simpson Partners and the Company shall file all reports required to be filed by the Company with the Commission in a timely manner so as to maintain such eligibility for the use of Form S-3.

4. Except as otherwise specifically set forth herein, the Registration Rights Agreement shall remain in full force and effect and shall incorporate the New Warrant Shares as Registrable Securities.

         IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

                          SATCON TECHNOLOGY CORPORATION


                                          By: /s/ Sean F. Moran
                                              ------------------------------
                                              Name:  Sean F. Moran
                                              Title: Chief Financial Officer

                          BROWN SIMPSON STRATEGIC GROWTH FUND, LTD.


                            By: /s/ Peter D. Greene
                                ---------------------------------------------
                                Name:  Peter D. Greene
                                Title: Managing Principal, Investment Manager


                          BROWN SIMPSON STRATEGIC GROWTH FUND, L.P.


                            By: /s/ Peter D. Greene
                                ---------------------------------------------
                                Name:  Peter D. Greene
                                Title: Managing Principal, General Partner


                          BROWN SIMPSON PARTNERS I, LTD.

                            By: /s/ Peter D. Greene
                                ---------------------------------------------
                                Name:  Peter D. Greene
                                Title: Attorney-in-fact

                                                                      SCHEDULE I




SATCON TECHNOLOGY CORPORATION
161 First Street
Cambridge, MA 02142-1221
Attn: President and Chief Executive Officer
Fax:  (617) 576-7455

BROWN SIMPSON STRATEGIC GROWTH FUND, L.P.
152 West 57th Street, 21st Floor
New York, New York 10019
Attn: Peter Greene
Fax: (212) 817-5391

BROWN SIMPSON STRATEGIC GROWTH FUND, LTD.
152 West 57th Street, 21st Floor
New York, New York 10019
Attn: Peter Greene
Fax: (212) 817-5391

BROWN SIMPSON PARTNERS I, LTD.
152 West 57th Street, 21st Floor
New York, New York 10019
Attn: Peter Greene
Fax: (212) 817-5391